                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report (Date of Event)
                      February 17, 1995 (January 31, 1995)



                           CRAY COMPUTER CORPORATION
             (Exact name of registrant as specified in its charter)



                                    Delaware
                            (State of Incorporation)



          0-18072                                     84-1120275
  (Commission file number)             (I.R.S. Employer Identification Number)



     1110 Bayfield Drive, Colorado Springs, Colorado          80906
       (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code: (719) 579-6464




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Item 5.  Other Events.
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CURRENT STATUS OF SECURITIES AND EXCHANGE COMMISSION INQUIRY

As previously reported by Cray Computer Corporation (the "Company"), the Securities and Exchange Commission (the "Commission") has issued a formal order for a non-public investigation relating to trading in the Common Stock of the Company during the period from September 1, 1990 through January 31, 1992. Pursuant to this investigation, the staff of the Central Regional Office (the "Staff") of the Commission has notified the Company of its intention to recommend that the Commission seek permanent injunctions and civil penalties against the Company, Seymour R. Cray and a former officer of the Company for alleged violations of Section 17(a) of the Securities Act of 1933 and Sections 10(b) and 13(a) of the Securities Exchange Act of 1934, and to seek similar relief against Terry Willkom, the president of the Company under two such sections. The Staff has informed the Company and the corporate officers that they may file a written statement ("Wells Submission") to the Commission setting forth their positions and arguments concerning the proposed recommendations.
The Staff has also indicated its willingness to consider a proposed compromise resolution of the issues. Management of the Company is actively seeking to resolve these matters and does not believe that the investigation has uncovered violations by the Company or any of its officers and directors of any of the cited provisions of law. While the Company cannot predict whether a prompt resolution will be reached, or what the ultimate outcome of the investigation will be, the Company's management does not believe that the investigation will result in a material adverse effect on the business, operating results, or financial position of the Company.

The staff of the Central Regional Office has also given notice of its intention to seek an injunction, civil penalties, disgorgement, and pre-judgment interest against Mr. Willkom and Malcolm Hammerton, a Vice President of the Company, with respect to sales of the Company's Common Stock in November and December 1991, aggregating 10,250 shares for the two officers combined. Messrs. Willkom and Hammerton are vigorously contesting these allegations and will also have an opportunity to file a Wells Submission with the Commission.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               CRAY COMPUTER CORPORATION
                                               -------------------------



DATE: February 17, 1995                  BY:  /s/ WILLIAM G. SKOLOUT
                                            ------------------------
                                                  William G. Skolout
                                                  Vice President and
                                                  Chief Financial Officer